UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 26, 2006
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                       0-20632                 43-1175538
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION..................   1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS..............................   1

SIGNATURE.................................................................   2

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On  October  26,  2006,  First  Banks,  Inc.  issued   a   press  release
announcing its financial results for the three and nine months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       Exhibit Number   Description
       --------------   -----------

             99         Press Release issued by First Banks, Inc. on October 26,
                        2006.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST BANKS, INC.



Date:  October 26, 2006                       By: /s/ Allen H. Blake
                                                  ------------------------------
                                                      Allen H. Blake
                                                      President and
                                                      Chief Executive Officer